Pension and Other Postretirement Benefits	3 Months Ended
Mar. 31, 2012
Pension and Other Postretirement Benefits [Abstract]
Pension and Other Postretirement Benefits
Note 4 – Pension and Other Postretirement Benefits

Rowan sponsors defined benefit pension plans covering substantially all of its employees, and provides health care and life insurance benefits upon retirement for certain employees.

Net periodic pension cost recognized included the following components (in thousands):

	Three months ended March 31,
	2012	2011

Service cost	$2,721	$3,074
Interest cost	7,569	7,632
Expected return on plan assets	(9,367)	(8,261)
Recognized actuarial loss	6,245	5,741
Amortization of prior service cost	(1,159)	(1,647)
Total net pension cost	$6,009	$6,539
Less: Discontinued operations	-	2,348
Continuing operations	$6,009	$4,191

Other postretirement benefit cost recognized included the following components (in thousands):

	Three months ended March 31,
	2012	2011

Service cost	$458	$535
Interest cost	942	1,041
Recognized actuarial loss	81	73
Amortization of transition obligation	118	163
Amortization of prior service cost	(37)	(50)
Total other postretirement benefit cost	$1,562	$1,762
Less: Discontinued operations	-	621
Continuing operations	$1,562	$1,141

During the three months ended March 31, 2012, Rowan contributed $23.3 million to its pension and other postretirement benefit plans and expects to make additional contributions to such plans totaling approximately $30.9 million during the remainder of 2012.

Under the terms of the sales of the Company's manufacturing and land drilling operations, the Company retained pension assets and liabilities related to employees of the former operations.  As a result, the Company may be required to make additional contributions to the plan in excess of currently estimated amounts.  Management does not believe that any such additional contributions will have a material effect on the Company's financial position, results of operations or cash flows.